SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) November 4, 2003


                     WESTSTAR FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




      North Carolina                 000-30515                   56-2181423
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                       Identification number)



                79 Woodfin Place, Asheville, North Carolina 28801
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 232-2902


                                 Not Applicable
--------------------------------------------------------------------------------
                 (Former address of principal executive offices)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On November 4, 2003, Weststar Financial Services Corporation (the "Registrant") announced financial results for the third quarter ended September 30, 2003, reporting net income of $136,146. A copy of the press release (the "Press Release") announcing the Registrant's results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

The following exhibits are filed herewith:

    EXHIBIT NO.         DESCRIPTION OF EXHIBIT
    -----------         ----------------------

      99.1 Press Release dated November 4, 2003 with respect to the Registrant's financial results for the third quarter ended September 30, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 4, 2003, the Registrant announced financial results for the third quarter ended September 30, 2003, reporting net income of $136,146. A copy of the Press Release announcing the Registrant's results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 12.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTSTAR FINANCIAL SERVICES CORPORATION



                                    By: /s/ Randall C. Hall
                                       -----------------------------------------
                                       Randall C. Hall
                                       Executive Vice President and
                                       Chief Financial Officer



Dated: November 5, 2003

                                  EXHIBIT INDEX
                                  -------------




Exhibit Number                          Description of Exhibit
--------------                          ----------------------

     99.1                                  Press Release